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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ---------------------


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) - November 12, 2002


                          TECHNICAL OLYMPIC USA, INC.
                (Name of Registrant as specified in its charter)


        DELAWARE                      000-23677                 76-0460831
(State or other jurisdiction         (Commission             (I.R.S. Employer
     of incorporation                File Number)           Identification No.)
     or organization)


                        4000 HOLLYWOOD BLVD., SUITE 500N
                            HOLLYWOOD, FLORIDA 33021
              (Address of Registrants principal executive offices)

                                 (954) 364-4000
              (Registrants telephone number, including area code)

         (Former name or former address, if changed since last report.)



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ITEM 5.  OTHER EVENTS

(a) On November 12, 2002, Technical Olympic USA, Inc. issued a press release relating to its third quarter earnings for 2002. See attached Exhibit No. 99.1

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits - Following is the list of exhibits furnished in accordance with the provisions of Item 601 of Regulation S-K, filed as part of this current report on Form 8-K.

     Exhibit No. 99.1 - Press release of Technical Olympic USA, Inc. issued on November 12, 2001 relating to its third quarter earnings for 2002.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Technical Olympic USA, Inc.

                                           By:  /s/ Randy L. Kotler
                                               --------------------------------
                                               Randy L. Kotler
                                               Vice President-Chief Accounting
                                               Officer


Date:  November 12, 2002
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                                 EXHIBIT INDEX

Exhibit
Number               Description
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Exhibit 99.1        Press Release of Technical Olympic USA, Inc. (formerly
                    Newmark Homes Corp.) dated November 12, 2002